HIGHLAND FUNDS I

Supplement dated January 13, 2017 to the Summary Prospectus for

Highland Opportunistic Credit Fund

and the Highland Funds I Prospectus and Statement of Additional Information,

each dated October 31, 2016, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Opportunistic Credit Fund, a series of Highland Funds I (the “Trust”), each dated and supplemented as noted above.

The Trust’s Board of Trustees (the “Board”) has approved the reorganization of Highland Opportunistic Credit Fund, a series of the Trust (the “Selling Fund”) into NexPoint Opportunistic Credit Fund (the “Buying Fund”) (the “Reorganization”), contingent upon the approval of Selling Fund shareholders. The Buying Fund, unlike the Selling Fund, is not obligated to redeem its shares each business day at approximately their net asset value (“NAV”). Instead, the Buying Fund is a so-called “interval fund” that has adopted a fundamental policy to make quarterly repurchase offers at NAV (less any repurchase fee) for no less than 5% of its outstanding shares. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

A proxy statement/prospectus detailing the proposed Reorganization (the “Proxy Statement/Prospectus”) is expected to be mailed to Selling Fund shareholders on or about January 17, 2017, and a shareholder meeting is scheduled to be held on or about February 7, 2017. The Selling Fund will notify its shareholders if shareholder approval of the Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about February 13, 2017. Following the Reorganization, Selling Fund shareholders will hold shares of the Buying Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Buying Fund or Selling Fund, nor is it a solicitation of any proxy. For more information regarding the Reorganization, please call 1-877-665-1287. You can also view the Proxy Statement/Prospectus on the Trust’s website at www.highlandfunds.com or on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFI-SUP-01/13/17